EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying annual report on Form 10-K of Central Garden & Pet Company for the year ended September 27, 2003 (the “Report”), I, Glenn W. Novotny, President and Chief Executive Officer of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

This written statement is being furnished to the Securities and Exchange Commission as an Exhibit to such Form 10-K.

December 10, 2003	/s/ GLENN W. NOVOTNY
Glenn W. Novotny
Chief Executive Officer

A signed original of this written statement required by § 906 has been provided to Central Garden & Pet Company and will be retained by Central Garden & Pet Company and furnished to the Securities and Exchange Commission or its staff upon request.